1 INDIVIDUAL EMPLOYMENT AGREEMENT HEREINAFTER REFERRED TO AS THE “AGREEMENT” FOR AN UNDETERMINED PERIOD OF TIME ENTERED INTO BY AND BETWEEN SERVICIOS WORLD ACCEPTANCE CORPORATION DE MEXICO, S. DE R.L. DE C.V., HEREINAFTER REFERRED TO AS THE "COMPANY", AND, ON THE OTHER HAND, MR. RICARDO CAVAZOS SALDAÑA, HEREINAFTER REFERRED TO AS THE "EMPLOYEE", IN ACCORDANCE WITH THE FOLLOWING RECITALS AND CLAUSES: B A C K G R O U N D I. Whereas, the COMPANY and the EMPLOYEE entered into an Individual Employment Agreement for an Undetermined Period of Time on February 16th, 2010, in which the EMPLOYEE held the title of “Operations Vice-President”, with the salary and benefits determined in the aforementioned agreement. II. Whereas, the COMPANY, based on the right performance that the EMPLOYEE has had during his employment, has determined to set forth additional obligations, terms and conditions governing the labor relationship between the EMPLOYEE and the COMPANY, including to upgrade the benefits, responsibility and the title of the EMPLOYEE, effective as of June 1st, 2016, and according to the terms and conditions set forth in this Agreement. R E C I T A L S I. The COMPANY, through its legal representative, declares that: a) It is a company formed and existing in accordance with the laws of Mexico and that its main corporate purpose is to provide any kind of services to any individual or entity in Mexican territory or in any other foreign territory. b) It has its main business address at: Avenida Rafael Perez Serna #951-3, Colonia San Lorenzo, in Ciudad Juárez Chihuahua. However, due to the nature of the services provided by the COMPANY, these will take place in several locations in Mexican territory and any other foreign territory. c) That its Federal Taxpayer Registry is SWA050523UZ2. d) It requires the services of the EMPLOYEE, to execute the title of "Senior Vice- President, Mexico", which primarily consist in the operation, supervision and administration of the local branches and regions opened by the Company in Mexico in such way that said branches and regions comply with their operational standards and purposes, and in general, any other tasks that can be similar and which have been assigned by the COMPANY to carry them out in any of their local branches or offices that could be designated by the COMPANY in Mexican Territory. e) The present Agreement is entered with the purpose of modifying and establishing the new work relation conditions between the EMPLOYEE and the COMPANY in México as of June 1st, 2016.

2 II. The EMPLOYEE declares: a) To be named as it has been stated. b) To have forty three (43) years and eight (8) months, ever since he was born on 4th of September of 1972. c) To have Mexican nationality. d) That his marital status is married. e) To have his main domicile in Valle Encinos Poniente 12 Cruz con Valle de Varas, Monterrey, Nuevo León, C.P. 64989. This address was provided by the EMPLOYEE for all legal purposes that could take place and specifically for the one indicated in Article 47th of the Mexican Federal Labor Law ("Ley Federal del Trabajo"). Likewise, the EMPLOYEE declares that this address is where he currently lives and establishes said address as the place to receive notices and notifications from the COMPANY. f) That he does not provide his services, subordinately or independently, for any other employer than the COMPANY, nor receives any kind of salary from another company, including any kind of compensation for any matter. g) That his Federal Taxpayer Registry number is CASR7209044GA. h) That his Single Population Registry Identity Number is CASR720904HNLVLC08. i) That his Mexican Institute for Social Security ("IMSS") number is 4395-72-7180-2. j) That he has the necessary capacity, knowledge and experience to provide his personal services to the COMPANY in accordance with the stipulations referred in this Agreement. k) That he has no legal impediment derived from any agreement or contract that could have been entered with a third party that would inhibit the undertaking of the services for which he is being hired for by the COMPANY. l) That he understands and knows the nature of this Agreement and that the labors he would provide have been explained to him, and that he has no objection whatsoever for the execution of this Agreement. III. Both parties declare that:

3 a) In this Agreement are foreseen all the minimum labor conditions contemplated in the Agreement entered into by the Parties on February 16th, 2010, which are modified hereunder to upgrade the labor benefits and responsibilities of the Employee; b) That the terms and conditions of this Agreement are agreed in strict concordance and respect of the acquired rights of the EMPLOYEE through the individual employment agreement described in the Recital above; and c) This Agreement modifies the agreement dated February 16th, 2010, and the labor relationship between the EMPLOYEE and the COMPANY will be ruled as of the date hereof in accordance to the terms and conditions set forth in this Agreement. In virtue of the above stated, both parties hereby agree as follows: C L A U S E S FIRST. EMPLOYEE’S DUTIES. The EMPLOYEE will perform the activities established in section d) of Recital I of this Agreement and in Exhibit A attached hereto and which is deemed to be a part of this Agreement. The activities to be performed are considered of strict confidence for the COMPANY, and the EMPLOYEE shall perform all of the labors related with such activities. The EMPLOYEE is bound to carry out such activities with the utmost exertion, both material and intellectual, necessary in order to facilitate the operations, procedures, policies or levels of productivity and efficiency, in accordance with the proper necessities of the COMPANY. These activities will never be subject to the use or vigilance of determined areas, work utensils, labors or determined operations; however, they will be subject of the managing, use and attention that the direction in charge of the EMPLOYEE requires, including the workforce entrusted to him, and that have been properly specified in the description of the title position in Exhibit A. SECOND. TERM OF THE AGREEMENT. The present Agreement is entered by the COMPANY and the EMPLOYEE for an undetermined period of time and it would only be modified, rescinded or terminated at the occurrence of any of the causes established by the Mexican Federal Labor Law. THIRD. TITLE. The EMPLOYEE shall hold the position or charge of “Senior Vice President, Mexico” and shall perform his work under the direction of the COMPANY or its representatives to whose authority he shall be subject to concerning his work and shall carry out the same with the appropriate effort, attention, and dedication and in the manner, time, and place as agreed upon. The EMPLOYEE will solely be granted with the salary and

4 benefits described in this Agreement and in Exhibit B, attached hereto and which will be deemed as part of this Agreement FOURTH. PERFORMANCE OF DUTIES. The services to be provided by the EMPLOYEE under the terms of this Agreement, will be carried out by THE EMPLOYEE in the place or places designated by the COMPANY, located at any of the departments or local branches in the Mexican territory. The EMPLOYEE is bound to provide his services in whichever of the places previously mentioned in accordance with the COMPANY´S needs, therefore he could be transferred to a different local branch, domicile or title, where his services are required, without undermining his perceptions or dignity. The EMPLOYEE is bound to perform the work that is compatible with his capacity, skills, state, or conditions and whenever such work coincides with the corporate purpose of the COMPANY or establishment. FIFTH. SUPERVISION AND SUBORDINATION. The EMPLOYEE shall perform his services under the subordination and direction of the COMPANY, and observe all instructions, policies, regulations or working manuals established by or that could be established by the COMPANY. The EMPLOYEE is bound to look after that the personnel he is in charge of, complies with all the provisions set forth in the instructions, policies, regulations or working manuals established by the COMPANY. The parties agree that the services that will be provided by the EMPLOYEE will be those established in the Second Chapter of the Sixth Title of the Mexican Federal Labor Law, and, therefore, such services will be considered as of confidence for all applicable legal effects. SIXTH. WORKING DAY. The EMPLOYEE shall be required to work 48 (forty eight) hours per week. The daily work time will be Monday to Friday from 09:00 to 18:30, and Saturdays from 09:00 to 14:00, in which the weekly work time will end. The EMPLOYEE shall have one hour per day for meals, rest or whatever he pleases, outside of the workplace, and such time shall not be considered as part of the work day. The EMPLOYEE agrees to comply with any changes to the work schedules as indicated by the COMPANY, provided that the same are communicated to him in a timely manner. The EMPLOYEE expressly agrees with the COMPANY that his entry and departure hours of the work shift, the payment day and the weekly resting day, shall be exclusively determined by the COMPANY, which could be modified according to the business necessities of the COMPANY.

5 The EMPLOYEE, due to his strict confidence functions, shall not mark any assistance card; nonetheless, he will be bound to sign any other assistance control document in case it is established by the COMPANY. Any non-attendance of the EMPLOYEE could solely be justified by the EMPLOYEE with the proof of disability legally issued by the Mexican Institute of Social Security. The EMPLOYEE shall give immediate notice to the COMPANY of any cause of non- attendance, within the same day in which the non-attendance occurs. SEVENTH. SALARY. The EMPLOYEE shall receive a gross monthly salary equivalent to the amount of $263,938.21 (Two hundred sixty three thousand nine hundred thirty eight 21/100 Mexican Pesos), including in this amount, seventh days, and mandatory resting days, which will be paid divided in two fortnightly payments every 15th day of each month and the last day of each month, or the day immediately before in case said days are non- working days. The EMPLOYEE hereby authorizes as of the date herein to receive his salary through bank deposit, debit card, transfers or any other electronic way. In the event that the EMPLOYEE does not work a full week, he shall be paid proportionally based on the number of the days he actually worked. In any case, the EMPLOYEE agrees that such salary includes, in addition to the time for rest or meals, the salary for the seventh day and required holidays. The EMPLOYEE shall sign the payroll or the receipts of the paid amounts, and he will receive the proof of the deductions made to his salary due to Social Security fees, taxes, or any other cause that the EMPLOYEE shall pay according to the Mexican Federal Labor Law. EIGHTH. CHRISTMAS BONUS. The EMPLOYEE is entitled to receive an annual Christmas bonus (“Aguinaldo”) equivalent to twenty (20) days of base salary, and it will be paid before December 20th of each year or at the termination of this Agreement. In case the EMPLOYEE does not work the entire year, due to the termination of this Agreement or any other similar cause, he would only be entitled to receive the proportional part according to the effective worked time. NINTH. MANDATORY DAYS AND OVERTIME. The EMPLOYEE shall be entitled to one resting day per week with full salary, which is included in the monthly salary referred to in the above-referenced Seventh Clause. In the event that the COMPANY requires the services of the employee during mandatory days, the COMPANY shall pay the EMPLOYEE the salary pursuant to the conditions set forth by Articles 67, 68, and 73 of the Federal Labor Law.

6 The EMPLOYEE shall be entitled to mandatory time off pursuant to Article 74 of the Federal Labor Law. TENTH. MEDICAL INSURANCE. The EMPLOYEE shall be entitled to private medical insurance paid for by the Company in addition to government-mandated medical insurance provided by the Mexican Social Security Institute. ELEVENTH. VACATION PERIOD AND VACATION PREMIUM. The EMPLOYEE shall be entitled to vacation pursuant to the terms that are established by Articles 76, 78 and 80 of the Mexican Federal Labor Law and shall likewise receive a premium of 25% on the salaries to which he is entitled to receive during such vacation period. TWELFTH. MEDICAL EXAMINATIONS. The EMPLOYEE is bound, pursuant to the terms of Section X of Article 134th of the Federal Labor Law, to undergo all medical examinations that are indicated by the COMPANY. THIRTEENTH. OBLIGATIONS. The EMPLOYEE, as a result of the position or charge designated in the above-referenced Second Clause of this Agreement, must perform all functions and activities related with his title and shall furthermore be under obligation to carry out any other work that is related with such title, provided that the same is compatible with his capacity, skills, state, or condition and coincides with the corporate purpose of the COMPANY or establishment. Likewise, the EMPLOYEE must therefore comply with all orders and instructions carried out by the COMPANY or its representatives, regarding the agreed title. The EMPLOYEE is therefore under obligation to faithfully comply with each and every one of the provisions contained in this present Clause FOURTEENTH. SPECIAL OBLIGATIONS. Notwithstanding the obligations referred to in Clause Thirteenth, the EMPLOYEE shall comply with the following obligations: a) Abstaining from smoking in all of the places in which public attention is provided, just as in all of the places where it is prohibited. b) To exclusively use the computer programs or the software previously authorized by the COMPANY in accordance with the fabricant´s provisions and the ones established by the COMPANY. c) To respect and comply with the policies, codes of conduct, internal rules of work and any other ethical regulations of the commercial activity that the COMPANY establishes, including the Internal Rules of Work. Without limitation to the foregoing, the EMPLOYEE acknowledges and is aware of the existence of the

7 Internal Rules of Work of the Company which are deemed to be a part of this Agreement, and are attached as Exhibit C and of the Policy Statement and Guide Acknowledgement of the Foreign Corrupt Practices Act of the Company, which the EMPLOYEE executed on November 14th, 2013, attached to this Agreement as Exhibit D, and expressly agrees to comply with said Internal Rules of Work and Policy Statement and Guide Acknowledgement included in Exhibit C and Exhibit D, respectively, and any amendment thereto carried out by the Company.. FIFTEENTH. TRAINING AND EVALUATION. Pursuant to Article 25th, Section VIII, and Article 31st of the Mexican Federal Labor Act and 153rd-H of the same regulations, the EMPLOYEE agrees: a) To receive, from the COMPANY, the training or education pursuant to the terms of the plans or programs set forth or which are established through the corresponding Mixed Training and Educational Commission; b) Punctually attend the group courses or sessions and other activities that form part of the training or education; c) Comply with the instructions of the persons who provide the training or education; d) Comply with the respective programs; e) Complete the exams for the evaluation of knowledge and skills that are required; f) When he has the necessary knowledge to perform his title and the immediate superior of it, comply with all of the requirements set forth by Article 153rd-U of the Federal Labor Law; and g) Comply with all instructions of a general and special nature which the COMPANY provides to him in connection with his training and education. SIXTEENTH. NON-COMPETE AND NON-DISCLOSURE. The EMPLOYEE shall solely and exclusively render his services to the COMPANY, and expressly agrees that he shall not provide similar services to the ones provided by the COMPANY, whether by himself or throughout any third party during his employment. The EMPLOYEE recognizes and agrees that that the COMPANY exclusively owns: (i) customer agreements, loan documents, loan applications, customer data, Company books, documents, registries, deeds, accounting, agreements, contracts, correspondences, notices, rulings, permits, licenses, articles, studies, brochures, issues, working manuals, drawings, drawing paths, photographs, design processes, Software (including any type of executable program recorded in any form or in any medium), Software installation manuals, or any other kind of intellectual property that the EMPLOYEE develops through the term of this Agreement; (ii) generally, all and each of the documents and verbal information provided to

8 or elaborated by the EMPLOYEE due to the labor relationship; and, (iii) those documents and verbal information prepared by the EMPLOYEE due to the services provided referred in this Agreement, and the EMPLOYEE agrees to keep them in good condition, without taking them from the working place, unless that due to working necessities and with the prior written authorization of the COMPANY; hence, the EMPLOYEE shall deliver them at the moment in which the COMPANY requires them or at the termination of this Agreement, as applicable The EMPLOYEE is bound to guard strict confidence of the information, procedures and all acts and facts that due of his work, would be of his knowledge and therefore, he is bound not to use for his own benefit, or for the benefit of any third party, whether directly or indirectly, the information, acts and facts that would become of his knowledge, especially all the information, procedures, or any commercial or industrial secrets, which hereby he acknowledges that are protected in accordance with the Mexican Law. The EMPLOYEE shall not use any of the privileged information during the performance of his labors, acknowledged due to his previous working relationships, titles, professional experience or business relations that he could have known regarding any individual or entity, considered as an industrial secret in accordance with Mexican Law. The EMPLOYEE shall not disclose any of the matters entrusted to him due to his working relationship with the COMPANY and he shall exclusively use it for the benefit of the COMPANY. Likewise, the EMPLOYEE is bound to not withdraw or use for purposes others than those established herein, any document, file, customer agreements, applications, registries or any information or documents of the Company. The EMPLOYEE agrees that throughout the term of this Agreement, and as well after its termination or rescission, will comply with the COMPANY’S provisions regarding ownership, non-disclosure, non-unauthorized use and confidentiality. In the event that the EMPLOYEE breaches the obligation to non-compete set forth in the first paragraph of this clause, uses for a not authorized purpose or improperly takes Company information or discloses any information considered as privileged or confidential according to this Clause or otherwise breaches this Agreement, in any case, the EMPLOYEE would be liable to respond for the emerging damages and loss of profits occurred to the COMPANY due to the breach of obligations foreseen in this Clause. These emerging damages and loss of profits would be payable within the fifteen calendar days after the breach of any of the aforementioned obligations in accordance with this Agreement. Likewise, the EMPLOYEE agrees and recognizes that any non-authorized use, misappropriation or disclosure of any information obtained due to his title at the COMPANY, would be considered as a criminal offense of illegal disclosure of trade secrets in accordance to Articles 210th and 211th of the Federal Criminal Code.

9 The obligations described in this Clause will be effective during the term of this Agreement and within one year after the termination of it. SEVENTEENTH. CUSTOMERS’ PERSONAL DATA. The EMPLOYEE shall process all personal data of the Company’s customers in order to execute and comply with any and all of his duties and activities set forth herein and in Exhibit A of this Agreement. Any gathering, storage, process, use or disclosure of customer personal data not authorized by any customer of the COMPANY or by the COMPANY, as applicable, shall be considered as a serious labor fault and will give the Company right to terminate the Agreement with cause and without any responsibility of the COMPANY, without prejudice of any other liabilities that could arise according to the governing law of this Agreement, and the EMPLOYEE shall be liable for all the damages and loss profits that might be suffered by the COMPANY or its customers. Due to the above, the EMPLOYEE is bound to process the personal data of the customers of the COMPANY pursuant to the Integral Privacy Notice of the COMPANY, and applicable personal data protection law and regulation which was delivered to the EMPLOYEE and of which the EMPLOYEE has full knowledge. For purposes of this Agreement, a “customer” shall mean any person that has a relationship with the COMPANY, any of its subsidiaries, affiliates or any other entity that through one or more intermediaries either controls or is controlled by the COMPANY. EIGHTEENTH. RESCISSION. The COMPANY can terminate the Agreement, without liability, upon the occurrence of any of the events established by articles 47th and 185th of the Mexican Federal Labor Law or when the employee breaches whichever of the specific obligations that are established in the Agreement, including without limitation within the Clauses Thirteenth, Fourteenth, Fifteenth, Sixteenth, Sixteenth or Seventeenth of this Agreement, as well as for breaching the applicable provisions of the Internal Rules Of Work and the Policy Statement and Guide Acknowledgement of the Foreign Corrupt Practices Act of the COMPANY attached hereto as Exhibit C and Exhibit D respectively, or any other ethic rules or rules of conduct notified by the Company to the Employee, and which are considered lack of probity regarding the importance of their compliance or carries out any of the activities prohibited by the policies, regulations or working manuals of the COMPANY. NINETEENTH. SENIORITY. The COMPANY grants the EMPLOYEE seniority effective as of February 16th, 2010. TWENTIETH. LANGUAGE. This Agreement is executed in Spanish and English, having both counterparts the same extent, validity and effects. In case of discrepancies between the versions, the Spanish version shall prevail.

10 TWENTY-FIRST. GOVERNING LAW. Any issues that are not set forth in this Agreement shall be governed by the provisions of the Mexican Federal Labor Law. TWENTY-SECOND. JURISDICTION. This Agreement or any of its Clauses will be construed, in case of any dispute, by the Labor Federal Court located at Monterrey, Nuevo Leon, and the Parties hereby waive to any other jurisdiction that may correspond to them by their domicile or by any other reason. The parties, having read this Agreement and made aware of its content and obligations subject to the same, execute in conformity on the 30th day of the month of September of the year two thousand and sixteen. [Remainder of Page Intentionally Left Blank]

11 THE EMPLOYEE THE COMPANY SERVICIOS WORLD ACCEPTANCE CORPORATION DE MEXICO, S. DE R.L. DE C.V. ____________________ By: RICARDO CAVAZOS SALDAÑA By:________________________ Name: Janet Lewis Matricciani Title: President Gardere01 - 9337131v.2

Job Description – Senior Vice President, Mexico Page 1 of 2 Gardere01 - 9200640v.2 EXHIBIT A JOB DESCRIPTION SENIOR VICE PRESIDENT, MEXICO SERVICIOS WORLD ACCEPTANCE CORPORATION DE MÉXICO, S. DE R.L. DE C.V. Job Title: Senior Vice President, Mexico Department: Operations Reports To: Board of Managers of the Company Type of Employee: Confidence Employee Summary: Responsibilities include, but are not limited to, overall direction and performance of a division. Provide leadership, vision, strategic thinking, coaching and development. Monitor and manage divisional team’s performance, recruitment and selection of Associates, and development of strategies to achieve the division’s financial, collection and growth goals. Essential Duties and Responsibilities include the following. Other duties may be assigned as required by the Board of Managers of the Company. ? Communicate image and vision to all Associates within the Mexico Division. Maintain a high level of branch visibility and strategies to grow profitability at the branch level with an emphasis on the customer experience and continuous improvement. ? Manage P&L. Set financial goals for Mexico Division. Maintain accurate cash controls and security procedures with Company and Loss Prevention standards. ? Prepare Divisional Monthly Operating Reviews. Audit branches on a monthly basis to ensure compliance with all Company policies and procedures. ? Review operating results of branches and districts daily, weekly and monthly to identify areas of opportunity for increased profits and decreased expenses. Develop action plans with Vice President of Operations to turnaround results at underperforming branches with a focus on sustainable positive change. ? Work with Marketing to maintain existing and create new, go-to market strategies. Conduct divisional strategic marketing review with an emphasis on data and analytics to increase total market share, active accounts and identify new customer segments. ? Ensure that procedures outlining banking, collections, audits, local store marketing and other company guidelines are followed daily. ? Provide guidance in all aspects of operations. Ensure efficiencies within branches and drive operational excellence initiatives supported by a continuous improvement mindset. ? Maintain an intentional focus on Associate retention and address turnover issues across the Mexico division. Utilize company’s human and capital resources to reduce turnover and maximize profits. ? Work with Managers to ensure compliance with all Federal, State and local laws. ? Direct training, disciplining, evaluating and discharging of Associates within the Mexico Division. Oversee compensation and ensure incentives drive the right behaviors at the branch level. ? Recognize and develop skills/abilities of Associates in order to meet company objectives. ? Participate actively in real estate/site analysis for future locations, relocation options and closures. ? Review and approve expenses within the Mexico Division. Compare expenses against previous years and ensure expense rate does not escalate at a higher growth rate than revenues and profits. ? Instill a cost control and maximization of profit mindset throughout all Associates within the Mexico Division from Senior Management to Associates at the branch level.

Job Description – Senior Vice President, Mexico Page 2 of 2 Gardere01 - 9200640v.2 ? Drive cost containment at the branch level to include: reduction of overtime hours, appropriate management of write-in bonuses, elimination of fraud and handling of demotions with corresponding pay reductions. ? Maintain company standards as related to staffing, operating, collections and customer service. Measure key performance indicators in each of these respective areas and keep executive leadership aware of problems with corresponding solutions. ? Drive recruiting and hiring process to ensure the identification of top talent at all levels within the Mexico Division. Instill a mindset that every hiring decision is an opportunity to positively impact the business. ? Provide operational support through working with other departments to solve issues that develop at the branch level. Ensure problem solving in branches is objective in nature with a clearly defined process for solution outcomes. ? Serve as a customer advocate and align Associates within the Mexico Division on the customer experience. Hold training and coaching when necessary to mitigate issues with the customer experience. ? Drive the annual budgeting process for the Mexico Division using data and analytics to create targets that are realistic and achieve year-over-year growth. Qualifications/Requirements: ? College degree in a business related field or equivalent experience. Master’s in Business Administration (MBA) preferred. ? Demonstrated knowledge of business operations, management and leadership in a multi-unit environment, preferably with 8 – 10 years in consumer finance. ? Proven in building high performance teams with an emphasis on performance management, coaching and developing people. Openness to feedback with a collaborative style and excellent verbal and written communication skills. ? High degree of business and organizational acumen with previous experience utilizing data and analytics to drive problem solving and business decisions. ? Experience in change management, creating sustainable cultures and pushing organizations to innovate and think differently.

EXHIBIT B OF THE INDIVIDUAL EMPLOYMENT AGREEMENT FOR AN UNDETERMINED PERIOD OF TIME ENTERED INTO BY AND BETWEEN SERVICIOS WORLD ACCEPTANCE CORPORATION DE MEXICO, S. DE R.L. DE C.V., HEREINAFTER REFERRED TO AS THE "COMPANY", AND, ON THE OTHER HAND, MR. RICARDO CAVAZOS SALDAÑA, HEREINAFTER REFERRED TO AS THE "EMPLOYEE", IN ACCORDANCE WITH THE FOLLOWING RECITALS AND CLAUSES: B A C K G R O U N D SOLE. The Parties declare that they have executed an Individual Employment Agreement for an Undetermined Period of Time (the “Agreement”), effective on June 1st, 2016, in which the EMPLOYEE is bound to render his services to the COMPANY on the terms described on the Agreement and its Exhibits. R E C I T A L S I. The Parties declare that is their wish to execute this Exhibit in order to establish the terms and conditions which will rule the terms and conditions of the labor relationship between the EMPLOYEE and the COMPANY regarding the provisions that were not stipulated in the Agreement. II. The Parties declare that the execution of this Exhibit, likewise of the Agreement, has not been given with misconception, fraud or mala fides. In virtue of the above stated, both parties hereby agree as follows: C L A U S E SOLE.- The Parties agree that due to the labor relationship existing between the EMPLOYEE and the COMPANY, and according to the terms and conditions of the Agreement, listed below are the labor benefits to be granted to the EMPLOYEE: I. The number of vacation days according to the seniority of the EMPLOYEE pursuant Articles 76th, 78th and 80th of the Federal Labor Law. II. Christmas bonus of twenty (20) days.

III. Vacation premium of the 25% (twenty five per cent) in the salaries to which he is entitled to receive during his vacation period. IV. For the annual period counted from April 2016 to March 2017, an annual bonus paid by the COMPANY subject to Target being reached equal to an amount equivalent to sixty-six percent (66%) of the annual base salary of the EMPLOYEE. The annual bonus can be proportionally increased and paid by the COMPANY up to the Maximum annual bonus if Target is equal to 1.5 times, which means that Target was met and also exceeded in 50% (fifty percent). The Maximum annual bonus, if it is reached, will be equal to the equivalent of one hundred percent (100%) of the annual base salary of the EMPLOYEE. Target will be determined by the COMPANY's Board of Managers based on World Acceptance Corporation's group policies on a yearly basis and calculated based on U.S. group fiscal year, counted from April to March. Of the 66% of the annual base salary bonus, 75% will be calculated by the COMPANY based on the performance of Wac de Mexico, S.A. de C.V., SOFOM, E.N.R. in Mexico, and 25% of the annual base salary bonus will be calculated based on the consolidated performance of World Acceptance Corporation in the United States of America. The Target bonus percentage will be reviewed and set forth by the COMPANY's Board of Managers for each following annual period counted from April to March (in accordance with group´s fiscal year in the U.S.), based on the resolution of the Compensation and Stock Option Committee of the World Acceptance Corporation's corporate group. V. Minor medical expenses insurance, according to the insurance policy attached hereto as Exhibit B-1. VI. Major medical expenses insurance, according to the insurance policy attached hereto as Exhibit B-2. VII. Life insurance, according to the insurance policy attached hereto as Exhibit B- 3. VIII. Phantom stock according to the Phantom Stock Agreement executed between the Parties, attached hereto as Exhibit B-4. IX. Stock appreciation rights Agreement, granted prior to this Agreement in consideration for the services provided by the Employee to Company, attached hereto as Exhibit B-5.

X. Labor benefits foreseen in the Federal Labor Law. The parties, having read this Exhibit B of the Agreement and made aware of its content and obligations subject to the same, execute in conformity on the 30th day of the month of September of 2016. THE EMPLOYEE THE COMPANY SERVICIOS WORLD ACCEPTANCE CORPORATION DE MEXICO, S. DE R.L. DE C.V. ___________________________ RICARDO CAVAZOS SALDAÑA By: Name: Janet Lewis Matricciani Title: President

Exhibit C REG LAM ENTO INTERIOR DE TRABAJO DE SERVICIOS WORLD ACCEPTANCE CORPORATION DE MEXICO, S. DE R.L. DE C.V." Este reglamento, formulado por SERVICIOS WORLD ACCEPTANCE CORPORATION DE MEXICO, S. DE R.L. DE C.V. ("SWAC") y los EMPLEADOS de la misma, servirá para regular la prestación de servicios, desarrollo de las labores y el comportamiento de los EMPLEADOS durante la ejecución de su trabajo en la(s) instalación(es) que "SWAC" opera o llegue a operar en esta Ciudad. Este reglamento será aplicado a todos los EMPLEADOS cualquiera que sea su categoría, en todo aquello que no contravenga a las disposiciones de la Ley Federal del Trabajo. En el curso de este reglamento, SERVICIOS WORLD ACCEPTANCE CORPORATION DE MEXICO, S. DE R.L. DE C.V. será llamada "SWAC"; los empleados de cualquier categoría serán llamados "LOS EMPLEADOS"; la Ley Federal del Trabajo será llamada "LA LEY" y el Instituto Mexicano del Seguro Social será llamado el "Seguro Social". A. DE LAS JORNADAS DE TRABAJO. 1.- Las horas de entrada y salidas de LOS EMPLEADOS a cada jornada de trabajo serán determinadas exclusivamente por "SWAC", la que podrá modificarlas según considere necesario para la debida marcha del negocio. Cualquier EMPLEADO que haya sido asignado a un turno de trabajo podrá ser cambiado a otro turno, ya sea temporal o definitivamente, por "SWAC" a su discreción, cuando a juicio de esta así lo requiera, dando aviso al EMPLEADO VEINTICUATRO HORAS (24) antes de que surta efecto el cambio. 2.- La jornada de trabajo DIURNA no será mayor de CUARENTA Y OCHO (48) HORAS por semana. La hora de entrada al trabajo será a las 09:00 horas y la Salida a las 18:30 horas, de lunes a viernes inclusive de cada semana y los sábados de las 09:00 a las 14:00 horas, en que terminará la jornada semanal de trabajo. El anterior horario es el que actualmente existe en "SWAC", pero LOS EMPLEADOS otorgan su consentimiento para que se cambie el horario señalado, con el objeto de que pueda operar cualquier otro turno de los establecidos en LA LEY. Asimismo, el horario señalado, ha sido convenido entre LOS EMPLEADOS y "SWAC" en términos de lo dispuesto por el Segundo Párrafo del Artículo 59 de LA LEY, con el objeto de descansar, además del domingo, el sábado en la tarde o cualquier modalidad equivalente. 3.-"SWAC" llevará el control diario de puntualidad y asistencia en el trabajo mediante una lista de asistencia, en la que LOS EMPLEADOS deberán anotar las horas de entrada y salida al trabajo, incluyendo el periodo para tomar alimentos, debiendo LOS

EMPLEADOS firmar diaria o semanalmente dicha lista para verificar el tiempo realmente laborado. Si en un futuro "SWAC" implementa el sistema de código de barras, cada EMPLEADO deberá insertar y deslizar diariamente al entrar y salir de la fuente de trabajo, su gafete con código de barras en el reloj electrónico que al efecto tiene instalado "SWAC" en el local de la empresa. Dicho reloj se encuentra conectado a una computadora central, misma que registra las horas exactas de entrada y salida de cada EMPLEADO, la cual imprime un reporte semanal del número de horas efectivas laboradas, dicho reporte deberá ser firmado al finalizar la semana por cada EMPLEADO. El registro de entradas y salidas por medio del gafete con código de barras, es la única prueba de la puntualidad y asistencia al trabajo de LOS EMPLEADOS, y la falta de dicho registro será considerada como falta injustificada. Si un EMPLEADO, pierde su gafete, deberá dar aviso inmediato a su Supervisor, para que este tome las medidas pertinentes para registrar SU entrada y Salida. 4.- LOS EMPLEADOS se presentarán puntualmente al sitio donde desempeñarán sus labores al iniciarse las jornadas de trabajo. Se concede un período de tolerancia de DIEZ (10) MINUTOS después de la hora de entrada para que los EMPLEADOS se presenten a su trabajo. Pasando los DIEZ (10) MINUTOS de tolerancia, "SWAC" no está obligada a recibir al EMPLEADO, quien solo será admitido al trabajo con la autorización de su Supervisor. La falta que se derive de la impuntualidad del EMPLEADO será considerada falta injustificada. 5.- Solamente "SWAC" podrá ordenar la prestación de servicios en horas extraordinarias notificando al EMPLEADO o EMPLEADOS que lo harán. El tiempo extraordinario no será reconocido, ni pagado por "SWAC", si no han sido registradas en la lista de asistencia a que se refiere el punto 3 de este apartado, o en caso de implementarse el sistema de código de barras, el registro que señale el reloj electrónico y, además, se requerirá autorización escrita de dicho tiempo extra por parte de "SWAC". B. PERIODOS PARA TOMAR ALIMENTOS Y DESCANSOS 1.-"SWAC" concederá diariamente en los turnos de trabajo, un período de UNA (1) HORA para que los EMPLEADOS tomen sus alimentos, interrumpiendo para ello su jornada de trabajo. Page 2

LOS EMPLEADOS no podrán tomar alimentos en sus sitios de trabajo, sino únicamente en el lugar asignado por "SWAC", pero estarán en completa libertad de salir a tomarlos en donde mejor lo dispongan. El período para tomar alimentos no es parte de la jornada y "SWAC" no está obligada a pagar salario por este tiempo. 2.-Fuera de los períodos para tomar alimentos, LOS EMPLEADOS no podrán ausentarse del sitio donde prestan sus servicios sin la autorización previa del Supervisor. Cuando un EMPLEADO se ausente del lugar donde desempeñe sus labores sin autorización de su Supervisor, se considerará desobediencia a una orden relacionada con el trabajo. C. FALTAS DE ASISTENCIA ,........ .. 1.-Cuando un EMPLEADO este imposibilitado para presentarse a trabajar, deberá notificárselo a "SWAC" cuando menos, con TREINTA (30) MINUTOS de anticipación antes de la hora de entrada a laborar, explicando las causas de su ausencia. Dicha ausencia, se considerará injustificada, a menos que presente la documentación señalada en el punto s iguiente o que haga USO del tercer párrafo del punto número 3 de este apartado. 2.-Las ausencias por enfermedad sólo serán justificadas con las incapacidades que expida EL SEGURO SOCIAL, no siendo válidas para este objeto, ni estando obligada "SWAC", a aceptar ninguna otra constancia o documento. Un EMPLEADO que sea incapacitado por el SEGURO SOCIAL debe notificarlo inmediatamente a "SWAC" y entregarle el certificado de incapacidad el mismo día que le sea expedido; si esto no es posible, en todo caso debe notificar a "SWAC" dentro del mismo día en que sea incapacitado. "SWAC" puede, a su discreción, exigir que un médico de su elección examine al EMPLEADO que ha faltado a su trabajo por enfermedad o accidente, antes de permitirle regresar a su trabajo. 3.- Cuando un EMPLEADO desee ausentarse de su trabajo, deberá solicitarlo por escrito a su Supervisor, cuando menos TRES (3) DIAS hábiles antes de la fecha en que desea ausentarse, expresando los motivos en que funde su solicitud, excepto en los casos de fuerza mayor. "SWAC" podrá conceder, o negar el permiso con base en las razones expuestas y solo será concedido cuando la ausencia no impida el desarrollo normal de las actividades de 11SWAC". Todo permiso que se conceda en cualquier caso, será sin goce de sueldo y otorgado por escrito, estando EL EMPLEADO obligado a recabar copia del mismo. Page 3

Independientemente de lo anterior, "SWAC" a su criterio y si el caso lo requiere, podrá conceder permisos de ausencia por el equivalente a SEIS (6) DIAS al año, es decir, UN (1) DIA por cada dos meses completos de trabajo. Asimismo, "SWAC" concederá CINCO (5) DIAS, en caso de muerte de cónyuge, hijos, hermanos o padres y DOS (2) DIAS en caso de muerte de suegros y cuñados. D. HIGIEN E Y SEGURIDAD PARA LOS EMPLEADOS 1.- Toda EMPLEADO previo a su contratación por "SWAC", queda obligado a someterse a un examen médico y pruebas de laboratorios, por doctores y en laboratorios seleccionados por "SWAC"; igualmente lo hará en las demás ocasiones que "SWAC" lo disponga mientras dure la relación de trabajo. En las pruebas de laboratorio mencionadas, queda incluido el examen anti-drogas, y todos LOS EMPLEADOS activos de "SWAC", serán requeridos a tomar este tipo de examen, seleccionando al azar a LOS EMPLEADOS y en cualquier momento que exista una sospecha razonable de uso de drogas, y todo lo relacionado a este punto, se estará a lo dispuesto en el Apartado E de este reglamento. 2.- EL EMPLEADO está obligado a dar aviso a "SWAC" y/o al SEGURO SOCIAL, de cualquier enfermedad contagiosa que contraiga é l , sus familiares o compañeros de trabajo, a fin de que se tomen las medidas preventivas necesarias. 3.- En caso de epidemia, LOS EMPLEADOS se someterán a los exámenes médicos y cumplirán con todas las medidas dictadas por las autoridades. 4.- LAS EMPLEADAS que queden embarazadas, están obligadas a dar aviso a su Supervisor en "SWAC" de su embarazo, a fin de que "SWAC" cumpla con lo estipulado en el Artículo 170 de LA LEY. 5.- Cuando un EMPLEADO sufra un accidente durante el desempeño de sus labores, o se enferme en el curso de su trabajo, él o sus compañeros deberán inmediatamente dar aviso de tal accidente o enfermedad a su supervisor inmediato, para que reciba los primeros auxilios, y enviándolo al SEGURO SOCIAL cuando el caso lo requiera. 6.- LOS EMPLEADOS Y "SWAC" están obligados a cumplir en todo tiempo las disposiciones del Reglamento de Seguridad, Higiene y Medio Ambiente en el Trabajo, y de las resoluciones o medidas dictadas por la Comisión Mixta de Seguridad e Higiene. 7.- LOS EMPLEADOS están obligados a usar en todo tiempo los sistemas de identificación que les proporcione "SWAC". Page 4

E. REGULACIONES RELATIVAS AL USO DE DROGAS, ALCOHOL Y TABACO. El objetivo de lo señalado en este apartado, es el de establecer los procedimientos concernientes al uso de drogas, alcohol y tabaco en el trabajo. "SWAC" está comprometida a proporcionar altos estándares de salud para LOS EMPLEADOS, así como un ambiente de trabajo seguro, por tanto, se deberán observar las reglas siguientes: 1. "SWAC" considerará el mal uso de drogas y/o alcohol por parte del EMPLEADO, como una práctica insegura en el trabajo. "SWAC" considera que el EMPLEADO al hacer uso, ya sea de drogas y/o alcohol de forma inapropiada puede incrementar el riesgo de inseguridad para sí mismo, para sus compañeros de trabajo y/o el público en general. 2. Una vez que un EMPLEADO sea encontrado en posesión de, bajo la influencia de, incapacitado por, en uso de, venta, ofertando, intercambiando (ya sea por dinero o sin beneficio monetario) drogas y/o alcohol durante horas de trabajo o dentro de las instalaciones de "SWAC"; estará sujeto a medidas disciplinarias que pudieran resultar hasta en la terminación de su contrato de trabajo. 3. Las disposiciones de este apartado no aplican a medicamentos recetados por: a). Un médico certificado con previa justificación relacionada al antecedente médico del EMPLEADO y a sus responsabilidades asignadas en el trabajo, y b). Que en el desarrollo de su trabajo no se vea adversamente afectado por su uso. 4. Cualquier EMPLEADO bajo el uso de medicamentos deberá conservar el medicamento en su presentación original, indicando claramente la dosis, la fecha de prescripción y el nombre del médico que la autoriza. 5. EL EMPLEADO será el responsable de notificar a su Supervisor o Gerente correspondiente, de cualquier precaución o contraindicación que resultará del medicamento, si así lo indicara el medico (Ej. mareo, somnolencia, etc.). 6. Será considerada una violación a estas disposiciones; el abuso de medicamento recetado y/o de medicamento no controlado el cual pudiera afectar el desempeño del EMPLEADO, lo que pondría en riesgo su seguridad, así como la de otros individuos o de las instalaciones y equipo de "SWAC". 7. Cualquier EMPLEADO que sea visto en el área de trabajo o instalaciones de SWAC" en posesión de drogas ilegales, medicamento controlado, o en uso no autorizado de drogas legales o alcohol será retirado de su lugar de trabajo y sometido a medidas disciplinarias que pudiera resultar en la terminación de su contrato de trabajo. Page 5

8. Algunas de las drogas ilegales, incluyen entre otras, a la marihuana, heroína, hachís, cocaína, alucinógenos, anfetaminas, depresivos y estimulantes no prescritos por un médico aprobado, para tratamiento personal. 9. Cuando EL EMPLEADO sea sorprendido bajo el uso o influencia de bebidas embriagantes, drogas ilegales, abuso de drogas legales o medicamento controlado será causa de retiro del EMPLEADO de sus responsabilidades, por parte del Supervisor. 10. EL EMPLEADO será requerido a someterse a una revisión medica, que incluye un examen de detección de drogas y/o alcohol. El rehusarse a proveer las muestras necesarias de orina, sangre, no cooperación en la entrega de especímenes, llenado de papeles, etc. se considerará como una violación a estas disposiciones y el EMPLEADO estará sujeto a medidas disciplinarias que pudieran resultar en la terminación de su contrato de trabajo. 11. EL EMPLEADO que resulte negativo en el uso de drogas y/o alcohol podrá regresar a su lugar de trabajo; por el contrario, EL EMPLEADO que resulte positivo, se considerara como violación al presente reglamento y estará sujeto a las medidas disciplinarias correspondientes, incluso la terminación de su contrato de trabajo sin responsabilidad para "SWAC". 12. Con el objeto de tener un ambiente libre de humo, EL EMPLEADO durante todo el tiempo que permanezca en las instalaciones de 11SWAC", deberá de abstenerse de fumar tabaco, ya que está estrictamente prohibido el hacerlo y, por tal motivo, habrá avisos de NO FUMAR. F. DE LAS M EDIDAS DISCIPLINARIAS 1.- "SWAC" podrá disciplinar a sus EMPLEADOS amonestándolos, suspendiéndolos temporalmente sin goce de sueldo o rescindiéndoles el contrato de trabajo sin responsabilidad para "SWAC" según sea la gravedad de la falta. 2.-Para la aplicación de las sanciones, "SWAC" hará la investigación de los hechos y al resolver el caso, tomará en consideración la gravedad de la falta, la clasificación del empleado y su comportamiento habitual; excepto en aquellos casos en que la comprobación de la falta sea obvia o cuando el EMPLEADO acepte su culpabilidad o participación en la falta. 3.-Independientemente de lo anterior, el EMPLEADO siempre tendrá derecho a que se le oiga en defensa. 4.-Para los efectos de los numerales que anteceden, se consideran medidas disciplinarias las siguientes: Page 6

i). Amonestación verbal; o ii). Amonestación por escrito; o iii). Suspensión sin goce de sueldo de uno (1) a ocho (8) días conforme a la gravedad de la falta; o iiii). Rescisión del contrato de trabajo sin ninguna responsabilidad para "SWAC". G. RETARDOS 1.- LOS EMPLEADOS que lleguen tarde a su trabajo sin que exista causa que justifique el retardo en los términos de los Capítulos "A" y "C" del presente Reglamento, se le aplicaran las sanciones siguientes: a). Al tener el EMPLEADO TRES (3) RETARDOS o más en un periodo de TREINTA (30) DIAS naturales, "SWAC" lo podrá suspender hasta por TRES (3) DIAS sin goce de sueldo. b). Al tener el EMPLEADO TRES (3) SUSPENSIONES por este motivo en un plazo de SEIS (6) MESES, "SWAC" podrá suspenderlo para cualquier otro retardo hasta por OCHO (8) DIAS sin goce de sueldo. H. DE LAS AUSE NCIAS INJ USTIFICADAS 1.- LOS EMPLEADOS que falten sin causa justa a su trabajo, conforme lo previene el capítulo "C" del presente Reglamento, serán sancionados a discreción de 11SWAC", en la forma siguiente: a). PRIMERA FALTA INJUSTIFICADA - amonestación por escrito- ; . b). SEGUNDA FALTA INJUSTIFICADA- suspensión hasta por TRES (3) DIAS sin goce de sueldo - ; c). TERCERA FALTA INJUSTIFICADA - suspensión hasta por OCHO DIAS sin goce de ,·,,.....,,·. sueldo - ; d). CUARTA FALTA INJUSTIFICADA- terminación de la relación de trabajo sin responsabilidad para "SWAC" en los términos del Artículo 47 de la LEY- ; y, e). AL FALTAR EL EMPLEADO UN (1) DIA antes o después de los días de descanso semanal, festivo obligatorio o contractual, permiso concedido, del periodo sancionado con suspensión o del periodo de vacaciones, suspensión hasta de TRES (3) DIAS sin goce de sueldo - . Para evitar que una ausencia se considere como injustificada y que "SWAC'' lo sancione, EL EMPLEADO deberá cumplir con los siguientes requisitos: a). En caso de permiso, obtener la forma correspondiente para ausentarse, la que deberá estar autorizada por su Supervisor y/o Gerente si la ausencia es previsible; Page 7

b). En caso de enfermedad o accidente, incapacidad expedida por el SEGURO SOCIAL, la que deberá presentar a su Supervisor y/o Gerente dentro de las siguientes VEINTICUATRO (24) HORAS en que sea expedida. SE APLICARÁ COMO SANCION LA AMON ESTACION POR: a). Causar daños por negligencia en el desempeño de sus labores, o durante su legal estancia dentro de las instalaciones, siempre que el valor de los daños no excedan de tres veces el salario mínimo general vigente. b). No estar en el sitio designado para el desempeño de su trabajo al principio de cada jornada de trabajo, durante las horas de trabajo y al final de cada jornada de trabajo, o presentarse a otro departamento sin autorización de su Supervisor; c). No desempeñar el trabajo que le asignó "SWAC" con la rapidez, el cuidado, laatención y el esmero necesarios, de tal manera que evite pérdida de tiempo. d). Comer, o tomar líquidos a horas no autorizadas o en lugares donde les esté prohibido hacerlo; e) Introducir personas ajenas o niños dentro del inmueble de "SWAC". f). Utilizar sin autorización de su Supervisor el equipo de oficina, como computadoras, impresoras, etc., que no se le hayan asignado, o por permitir a otros usar los asignados y que se le haya, proporcionado exclusivamente para su trabajo; g). Hacer bromas que alteren el orden o la disciplina de "SWAC"; h). Violar y hacer caso omiso del Reglamento de Seguridad, Higiene y Medio Ambiente en el Trabajo. i). Introducirse a las instalaciones de la empresa fuera de su jornada de trabajo. j). Usar pantalones o camisa de mezclilla, pantalones vaqueros, elásticos y cortos, camisetas, camisas de entrenamiento, tenis, trajes formales de noche y faldas cortas. "SWAC" con el objeto de mejorar y conservar la imagen de su negocio, LOS EMPLEADOS en su vestimenta, deberán reflejar un magnifico arreglo y pulcritud, portando ropa limpia y debidamente planchada; asimismo, es importante el aspecto físico, por tanto, deberán de prestar mucha atención al aliento, olor corporal y a los olores retenidos en la ropa, así (como traer el pelo limpio y arreglado, uñas limpias y cortas y joyería apropiada para el giro del negocio de Page 8

"SWAC". Por lo anterior, LOS EMPLEADOS deberán observar las reglas siguientes: PARA EL PERSONAL MASCULINO. Deberán de usar camisas, pantalones y zapatos de vestir, estos últimos deberán estar debidamente boleados. PARA EL PERSONAL FEMENINO. Deberán usar vestidos, faldas, trajes y/o blusas adecuadas y coordinadas para oficina, así como medias y zapatos de vestir. SE APLICARÁ COMO SANCION LA SUSPENSION SIN GOCE DE SUELDO DE UNO A OCHO DIAS, POR: a). Reincidir en cualquiera de las infracciones castigadas con amonestación. b). Organizar o participar en juegos de azar dentro del inmueble de "SWAC", en cualquier tiempo, ya sea dentro o fuera de las horas de trabajo; c). Cometer cualquier acto que lo pongan en peligro a él, a sus compañeros, o a bienes de "SWAC"; d). Poner inscripciones, o pintar figuras indecorosas u obscenas en cualquier lugar del establecimiento, vehículo, muebles o enseres de "SWAC", escupir los pisos, o arrojar basura fuera de los lugares determinados para ello; e). Utilizar el equipo de oficina de SWAC", para realizar trabajos personales; f). Sacar de las instalaciones, cualquier objeto propiedad de "SWAC", sin la previa autorización escrita del Supervisor, así como llevarse fuera de las instalaciones el efectivo recaudado durante el día, pero siempre y cuando se regrese al día siguiente a las instalaciones de "SWAC"; g). Negarse a someterse a los exámenes médicos y pruebas anti-drogas que determine "SWAC"; h). Por tener un trato indebido con los clientes, sin la cortesía y consideración que debe de tener para con ellos; y, Page 9

i). Las demás situaciones análogas que pudieran presentarse en la conducta de LOS EMPLEADOS. SE APLICARÁ COMO SANCION LA RESCISION DEL CONTRATO DE TRABAJO SIN RESPONSABILI DAD PARA "SWAC", POR: a). Todas las causas que establece el Artículo 47 y demás relativos de la LEY y además por los que se señalan en este Reglamento; b). Introducir armas de fuego, navajas u otras armas dentro del inmueble ocupado por "SWAC". c). Violar correspondencia de "SWAC" o de LOS EMPLEADOS; d). Dormirse en horas de trabajo o durante el desempeño de sus labores; e). Distribuir literatura, folletos o material escrito de cualquier clase, mostrar letreros o rótulos dentro del inmueble de "SWAC" sin autorización específica de la Gerencia. f). Introducir a las instalaciones de "SWAC", guardar, vender, comprar, distribuir o consumir dentro de la empresa, cualquier tipo de droga o enervante. g). Provocar riña, cometer cualquier acto, o gesto obsceno o inmoral, o usar lenguaje obsceno dentro del inmueble ocupado por "SWAC", o en cualquier vehículo al servicio de la misma, ya sea durante o fuera de las horas de trabajo; h).- Cometer actos de acoso sexual en contra de cualquier persona y con el objeto que EL EMPLEADO no sea sancionado, deberá observar las reglas que se establecen en el Capítulo siguiente. i). No observar las reglas relativas al uso de drogas, alcohol y fumar en las instalaciones de "SWAC". j). Las demás situaciones análogas que pudieran presentarse en la conducta de LOS EMPLEADOS, de conformidad a su descripción de puesto y a las disposiciones de LA LEY. I. REGLAS APLICABLES AL ACOSO SEXUAL. "SWAC" desea mantener un ambiente de trabajo seguro, cordial y de compañerismo, por tanto, no se aceptarán conductas que directa o indirectamente lleven implícito un hostigamiento sexual hacia LOS EMPLEADOS. Consecuentemente, y con el objeto de evitar una acción disciplinaria o rescisión de contrato, LOS EMPLEADOS deberán observar las reglas siguientes: Page 1 0

1. El acoso u hostigamiento, se define como una conducta no aceptada, ya sea verbal, física o visual; que se base en el estatus de la persona tales como cuestiones de genero, color, raza de origen, religión, nacionalidad de origen, edad, incapacidad mental o física, condición médica, estado marital, ciudadanía o cualquier otra afiliación. Por otra parte, el acoso sexual lleva implícito proposiciones sexuales que no son recíprocas, peticiones de favores sexuales, y otras conductas verbales o físicas de naturaleza sexual, por tanto, se considera acoso sexual cuando: (1) si el acceder a la petición en términos explícitos o implícitos afecte las condiciones del empleo, (2) si la sumisión o rechazo a la petición es considerada como la base para la toma de decisiones relacionada con el empleo, o (3) la conducta afecta el desempeño de cualquier persona en el trabajo que pudiera crear un ambiente ofensivo, de intimidación u hostilidad. 2. El hostigamiento sexual puede presentarse en diversas formas, incluyendo pero sin limitarse a las siguientes: A. VERBAL. Se consideran los comentarios sugestivos, amenazas, insultos, bromas de contexto sexual, bromas con respecto a las características específicas de género, lenguaje, presión a acceder a alguna cita, o comentarios realizados acerca de las preferencias sexuales. B. NO VERBAL. Se consideran los despliegues de gestos o movimientos, ya sean impresos o visuales, sugestivos, o sonidos, gestos, silbidos o miradas ofensivos, etc. C. FISICO. Es el tocar, pellizcar, o acercar el cuerpo contra otro, obligando el trato sexual. LOS EMPLEADOS deberán evitar el hostigamiento sexual. Si considera que ha sido testigo o víctima del hostigamiento deberá notificarlo inmediatamente a su Supervisor y/o Gerente de “SWAC". Su Supervisor y/o Gerente investigará las quejas de manera detallada e inmediata. “SWAC" mantendrá las quejas de una manera confidencial, en la medida de que no entorpezca la investigación del caso. Si se llegare a acreditar la existencia del acoso sexual, "SWAC" tomara las acciones correctivas pertinentes en términos del presente Reglamento, y que pudieran resultar hasta en la rescisión del contrato de trabajo del EMPLEADO involucrado. J. REG LAS ESPECIALES PARA LA DISCIPLI NA. Page 11

C o m o m C o m o m i e m b r o dComo miembro del equipo "SWAC", se espera que LOS EMPLEADOS se apeguen a los principios comerciales aceptables en materias de conducta personal, y que se tenga un alto grado de integridad personal en todo momento; por lo que, LOS EMPLEADOS deberán abstenerse de realizar acciones que pueden hacer daño a sus compañeros de trabajo y a "SWAC". Este tipo de acciones podrán ser vistas desfavorablemente por clientes actuales o popotenciales o por el público en general. Los tipos de comportamiento y conducta que "SWAC" considera impropios incluyen, pero no son limitados a lo siguiente: 1. Falsificar la solicitud de empleo, formas de control de horas de trabajo, y otros registros de "SWAC"; 2. Violar las reglas de anti-discriminación de "SWAC" y/o la política de hostigamiento sexual; 3. Realizar actividades que resulten en cargos penales (robos, asaltos, etc.) 4. Solicitar o aceptar propinas de clientes; 5. Tardanza o ausentismo excesivo; 6. Desperdicios deliberados, daño de, o el intento de daño de materiales, suministros, productos, equipo, propiedad de "SWAC"; 7. Presentarse a trabajar embriagado o bajo la influencia de drogas no prescriptas, o la manufactura ilegal, posesión, uso, venta, distribución, o transporte de drogas; 8. Traer o ingerir bebidas alcohólicas en las instalaciones de "SWAC"; 9. Reñir o usar lenguaje obsceno, ofensivo, amenazador o gestos; 10. Robar dinero de compañeros de trabajo, clientes o de "SWAC"; 11. Robar cualquier propiedad de "SWAC' incluyendo mobiliario, elementos instalados, equipo o listas de clientes; 12. Poseer armas, municiones, armas de fuego, cuetes u otros artículos similares en las instalaciones de "SWAC"; 13. Violar las prácticas de seguridad que le podrían causar la muerte o lesión seria a los empleados de "SWAC"; 14. La insubordinación, deliberada negativa de seguir instrucciones, orden, o asignaciones por su superior, o usando lenguaje obsceno o abusivo con los empleados o clientes de "SWAC"; 15. No cumplir con las reglas de confidencialidad de "SWAC", con el cliente o su información, incluyendo productos, formas, manuales, etc., propiedad de "SWAC"; 16. No reportar u ocultar información referente a desfalcos, falsificación de documentos de préstamo, registros de pago, o el uso indebido de dinero de clientes o de otros empleados. LOS EMPLEADOS, de estar enterados, deben proporcionar esta información a su Supervisor inmediato, quien a su vez reportará el incidente al Page 12

.. . Director de "SWAC" o persona de mayor jerarquía, con el objeto de que se tomen las medidas pertinentes; 17. Negativa para llevar a cabo sus obligaciones de acuerdo a las labores asignadas en "SWAC"; 18. Salir de las oficinas de “ SWAC" durante las horas de trabajo, sin permiso del Supervisor; 19. Actos deliberados o de negligencia que resulten daños serios en bienes propiedad de "SWAC",· 20. Alterar boletines y documentos , poner o quitar documentos de cualquier clase en la sección de avisos de ”SWAC", sin la aprobación correspondiente; 21. No reportar un accidente correctamente; 22. Usar lenguaje impropio o amenazar a los compañeros de trabajo; 23. Manejar asuntos personales durante el tiempo de trabajo sin permiso del Supervisor; 24. La ineficiencia, falta de iniciativa en el trabajo, o la actuación poco satisfactoria en el desempeño de sus labores asignadas; 25. Involucrarse en bromas de mal gusto, correr, o realizar cualquier actividad física que pueda ocasionar algún accidente; 26. Detener el trabajo o suspender las labores antes del tiempo especificado para descansos, comidas, o regresar tarde de comidas; 27. Participar en juegos de azar de cualquier tipo en las instalaciones de “SWAC"; 28. Obtener materiales o herramientas bajo órdenes fraudulentas; Si EL EMPLEADO incurre en alguna violación de las señaladas con antelación o en alguna otra de las especificadas en este Reglamento o en LA LEY, “SWAC" podrá disciplinarlo de conformidad a lo establecido en el Apartado J del presente Reglamento. LOS EM PLEADOS ADEMAS DE LA PRESTACION DE SUS SERVICIOS A QUE ESTAN OBLIGADOS CONFORM E A SU CONTRATO INDIVI DUAL DE TRABAJO TAMBIEN TENDRAN LA OBLIGACION DE: a). Notificar a "SWAC" inmediatamente que se percaten de cualquier condición de maquinaria o equipo que pueda poner en peligro sus vidas, o salud, la de sus compañeros, terceros, o causar daños a bienes de "SWAC"; b). Notificar inmediatamente a "SWAC" de los daños que sufra el equipo de oficina existente en sus instalaciones; c). Notificar a su Supervisor de todo accidente o interrupción en el trabajo; Page 13

d). Cumplir toda orden que reciba de impartir en la forma y términos que "SWAC" o la Comisión Mixta de Capacitación y Adiestramiento ordene, la instrucción que sea necesaria a aquellos compañeros de trabajo o personas que se le indiquen, para capacitarlo(s) o adiestrarlo(s) en el trabajo, conforme a los programas de capacitación y adiestramiento al personal vigentes en "SWAC"; e). Notificar a "SWAC" de toda enfermedad contagiosa contraída por él, sus familiares o por cualquier otro EMPLEADO; f). Notificar a "SWAC" de todo cambio de domicilio, numero de teléfono, o cualquier otra información similar; g). En caso de accidente, proporcionar la ayuda que sea necesaria; EL EMPLEADO que no cumpla con una, o varias de estas obligaciones, se hará acreedor a acción disciplinarla o rescisión de contrato en los términos de este Reglamento Interior de Trabajo. J. REGLAS APLICABLES AL USO DE CORREO ELECTRONICO, INTERNET, CORREO DE VOZ Y TELEFONO. Con la finalidad de que los equipos que se proporcionen a LOS EMPLEADOS, como herramientas de trabajo, tengan un uso adecuado y, además, optimizar su utilización, se deberán observar las regulaciones siguientes: a). REGLAS PARA EL USO DE CORREO ELECTRONICO (EMAIL) Estas reglas deberán ser observadas por todas aquellas personas que se les haya proporcionado, como herramienta de trabajo, un equipo de cómputo, con la finalidad de que puedan desarrollar de manera óptima las labores inherentes al puesto que desempeñan en "SWAC". Para evitar que el usuario sea acreedor a una acción disciplinarla, deberá observar las reglas siguientes: 1. Los usuarios de correo electrónico deben utilizar este servicio únicamente para desarrollar el trabajo que tiene asignado en "SWAC". Por tanto, no debe ser usado para enviar cartas de cumpleaños, cartas de cadenas, tarjetas de felicitación, tarjetas postales electrónicas y tarjetas divertidas u otro mensaje que no se pueda controlar, ya que estas formas de comunicación consumen cantidades considerables de recursos y sobrecargan el sistema cuando circulan a gran escala. Page 14

2. Los usuarios deben tener una buena razón para escoger el correo electrónico como un medio de comunicación, el mensaje puede ser ordinario o urgente. Se debe tomar en cuenta, de que existen otros medios de intercambio electrónico y que son más apropiados para archivos de tamaño grande, graficas complejas y comunicaciones de poca prioridad. 3. No debe usarse para enviar anexos muy grandes, ya que los archivos de este tipo con dibujos o diagramas sobrecargan el sistema. 4. El Sistema de correo electrónico interno de "SWAC", debe ser usado en todas las comunicaciones electrónicas internas con la organización y terceros seleccionados, con el objeto de evitar costos excesivos en el servicio. 5. La persona que envía un mensaje con archivo adjunto debe utilizar el estándar fijado por "SWAC". 6. Con el objeto de evitar una sobrecarga en el sistema, deben ser actualizadas las direcciones de correos electrónicos almacenados, ya que las direcciones pueden cambiar, y de esta forma se evita el envío de mensajes a direcciones inexistentes. 7. Un fundamento suficiente debe existir antes de que un usuario pueda ser incluido o excluido a una lista de distribución de direcciones de correos y autorizársele a utilizar dicha lista. 8. Un mensaje electrónico debe incluir claramente el nombre completo de quien lo originó, dirección comercial y asunto. Un mensaje electrónico incluye tanto el propio mensaje texto y sus anexos. Esto también se aplica al reenviar un mensaje de correo electrónico. 10. Está prohibido a cualquier empleado de "SWAC", usar el sistema de correo electrónico interno y el correo de Internet de cualquier forma ilegal o que pueda dañar la reputación de "SWAC", tales como: a. Deliberadamente acceder, crear, exhibir, transmitir, solicitar, imprimir, transmitir por teleproceso, o de cualquier otra forma, diseminar mensajes, informaciones o material que son o pueden ser interpretados como amenazadores, fraudulentos, pornográficos, discriminatorios, con sentido sexual, abusivo, injurioso, violación de derechos, difamatorios, obscenos, molestos, despreciativos o de cualquier otra forma irregular o inadecuada. b. Deliberadamente copiar, reproducir, transmitir, distribuir, remitir o de cualquier otra forma diseminar o usar materiales en violación de la LEY DE Page 15

LA PROPIEDAD INDUSTRIAL o de cualquier otra ley o reglamento aplicable. c. Enviar intencionalmente correspondencia masiva y no deseada, lo cual además de ser ilegal, es muy incómodo para los usuarios. d. Enviar intencional y voluntariamente correos no solicitados, como promociones de productos, etc. para consumidores individuales, al menos que ellos hayan optado por tales comunicaciones. e. Usar el sistema de correo electrónico para lucros personales (por ejemplo, a través de juegos en línea y actividades no relacionadas con "SWAC". 11. El correo electrónico está sujeto a los parámetros y políticas de almacenamiento y detención de documentos de "SWAC". Los usuarios deben estar conscientes de que el uso de correo electrónico crea un registro que puede ser permanente, incluso cuando es excluido de un buzón de correo electrónico. Las comunicaciones por correo electrónico, así como los documentos por escrito, están sujetos a las políticas y parámetros "SWAC" sobre almacenamiento y retención de documentos. 12. Informaciones confidenciales o secretas deben ser siempre enviadas como anexo y deben ser codificadas. Los mensajes de correo electrónico que contienen informaciones confidenciales o secretas deben ser específicamente marcados como "confidencial" o "secretos". Informaciones confidenciales o secretas no deben formar parte como el cuerpo del mensaje del correo electrónico, pero sí, deben de ser adicionadas como anexo. Los anexos que contengan informaciones secretas de la empresa deben ser siempre codificadas, de acuerdo con los patrones de "SWAC". 13. Los usuarios de correo electrónico deben de revisar su buzón en forma regular y también se espera que respondan los mensajes que les llegan lo más pronto posible. Los correos electrónicos y/o anexos no deben ser abiertos si existen sospechas sobre el remitente o sobre el asunto. Virus de computadora pueden tener serios impactos sobre la capacidad de una empresa para realizar sus operaciones. Nunca abra un correo electrónico o sus anexos si no reconoce el remitente, la empresa o el asunto. 14. Respuestas a un mensaje electrónico no deben incluir su original y/o anexos, al menos que sea estrictamente necesario para su completo entendimiento. También deberá ser evitado enviar copia automática de la respuesta a todos los destinatarios del mensaje original. Page 16

15. "SWAC" puede hacer monitoreo e inspección del uso del correo electrónico (E-mail) sujeto a las leyes aplicables. El alcance del monitoreo y de la inspección puede incluir la verificación de todo el camino hecho por la información del correo electrónico o de otros archivos creados, transmitidos o recibidos de otros usuarios. 16. Todo el equipo se debe encargar a otra persona para tener acceso a los buzones de correo electrónico en caso de enfermedad o ausencia inesperada del usuario habitual. Para evitar una situación en que un mensaje de correo electrónico importante no sea leído durante una ausencia inesperada, todos del equipo deben indicar un encargado que leerá y dará contestación a los mensajes cuando alguien no esté disponible. 17. "SWAC", quien provee el correo electrónico no es responsable del uso inapropiado de este servicio por el usuario. Es del usuario la responsabilidad de cumplir con las reglas especificadas en este apartado. b). REGLAS PARA USO DE INTERNET. • Estas reglas fijan los estándares para el uso apropiado y comportamiento de todos los empleados de "SWAC" que accesen a la Internet. En 11SWAC" el uso de Internet se registra tanto el acceso a las páginas y el tiempo de conexión. • Las reglas a observar, serán las siguientes: • El contenido de la información que se intercambie está sujeta a las mismas restricciones de la información no electrónica. Debe ser apropiada y consistente de acuerdo a las políticas de "SWAC". • Nunca intercambiar información la cual podría poner a "SWAC" en riesgo de violar alguna ley. • Programas para copiar de Internet no necesariamente son gratuitos; por tanto, utilizar sólo programas con licencia o que se especifique que es gratuito. • Utilice su acceso a Internet con moderación. Comuníquese o utilice el Internet de una manera consistente y que le ayude en su productividad de sus actividades de trabajo. • Está prohibido utilizar los recursos de "SWAC" para uso personal o no relacionado con el trabajo, tanto dentro como fuera de su horario de trabajo. Page 17

• Estar alerta de virus en archivos que se copian de Internet. • Asegurarse de la clasificación (confidencial, urgente o no clasificada) de toda la información en archivos o mensajes enviados por el Internet. • Nunca intercambiar información clasificada por Internet en una manera No codificada. • Todos los archivos recibidos de Internet deben ser revisados de virus antes de ser utilizados o distribuidos. Acciones disciplinarias por uso indebido de Correo Electrónico e Internet. Una acción disciplinaria puede ser tanto una amonestación verbal o terminación justificada del contrato de trabajo, dependiendo de la gravedad de la situación es la severidad de la acción disciplinaria; ya que no todas las conductas son el resultado de una acción disciplinaria. Para cualquier duda, favor de contactarse con su Supervisor y/o Gerente de "SWAC". En forma enunciativa pero no limitativa, deberán observarse las reglas siguientes: • Utilizar o intentar usar cualquiera computadora que no sea la asignada, o hacer uso de otra contraseña, ya sea dentro de "SWAC" u otra organización. • Enviar un mensaje por correo de voz o electrónico que atente en contra de alguien o acoso sexual o racial. • Borrar o destruir información de la compañía guardada electrónicamente sin autorización. • Utilizar programas sin la autorización correspondiente en equipo de la compañía. • Enviar o copiar información confidencial de la compañía a organizaciones fuera de 1”SWAC" o a personal no autorizado sin el permiso correspondiente. Page 18

• Negarse a cooperar o tratar de impedir el avance de una investigación o auditoria interna. • Utilizar equipo de la compañía para trabajos personales o no relacionados con su trabajo. • Crear un excesivo tráfico de volumen de información no relacionado a su trabajo en la red, como enviar cadena de cartas por correo electrónico, tarjetas de felicitación, etc. I Ingresar a sitios que tengan contenido y despliegue de material pornográfico y sitios similares. • Conectarse al mundo externo (ejemplo: por modem) sin la autorización previa. c). REGLAS PARA EL USO DEL TELEFONO • La etiqueta telefónica es una de las herramientas más importantes para establecer buenas relaciones con los clientes y al usarlo, deberán observarse las reglas siguientes: • Al hablar por teléfono, deberás ser natural, animado, expresivo, agradable y amable. • Contestar el teléfono con toda prontitud, identificando el nombre de nuestra empresa y proporcionar tu nombre. Por ejemplo: Buenos días, Prestamos Avance, habla Pedro López, en que lo puedo servir? • Si es necesario poner en espera a la persona que llama, primero pida permiso para hacerlo u ofrecer contestar la llamada posteriormente. • Siempre ofrecerse a tomar mensaje y número de teléfono, si la persona que buscan no está disponible. • Contestar las llamadas oportunamente, por lo menos, en el mismo día en que la llamada sea recibida. • El teléfono solamente debe utilizarse para asuntos de trabajo. • Reportes de historial de llamadas son generados a petición de "SWAC". Page 19

d). REGLAS PARA EL USO DE CORREO DE VOZ. • El correo de voz debe ser utilizado solo para asuntos de trabajo. • El correo de voz será administrado por 11SWAC". • Los usuarios deben de verificar periódicamente su correo de voz para escuchar sus mensajes. El borrar sus mensajes lo más pronto posible evita que su buzón se congestione y cause problemas a todo el sistema de correo de voz. Algunas fallas darán como resultado la pérdida de mensajes y posiblemente interrumpir el servicio de correo de voz. • No guardar más de 5 mensajes dentro de su buzón de correo de voz. • No guardar mensajes por un periodo largo de tiempo (más de 2 semanas). • Problemas con su correo de voz deben ser reportados a su Supervisor y/o Gerente de "SWAC". I Guía de uso de Contraseña del Correo de Voz. • La contraseña del correo de voz se debe cambiar de la inicial que se le entrega por motivos de seguridad. • La contraseña debe de tener un mínimo de 4 dígitos. • La contraseña se debe cambiar cada 6 meses. • Problemas con su contraseña de correo de voz, se debe reportar a su Supervisor y/o Gerente de "SWAC". K. PROCEDIMIENTO DE PAGOS. 1.-PAGO DE SALARIO Con el objeto de evitar extravíos, robos, etc., en las percepciones que reciben LOS EMPLEADOS al servicio de "SWAC", las partes están de acuerdo en que se pagaran a través de depósitos directos en una institución Bancaria legalmente establecida en el país. Consecuentemente, LOS EMPLEADOS están conformes en que el pago del salario se sujetara a las reglas siguientes: Page 20

a).- Los días de pago serán los días QUINCE Y ULTIMO DE CADA MES o el día inmediato anterior, en caso de que dichos días sean inhábiles. b).- "SWAC" hará los depósitos directos ante la institución Bancaria a un número de cuenta que previamente le haya sido asignada a cada EMPLEADO. c).- La institución Bancaria le entregara a cada EMPLEADO una tarjeta de débito con un numero confidencial, con el objeto de que pueda realizar los retiros en efectivo que convengan a sus intereses. d).- LOS EMPLEADOS podrán disponer de las cantidades depositadas por "SWAC'' directamente ante la institución de crédito o en los cajeros automáticos establecidos para tal efecto. e).- LOS EMPLEADOS una vez que se haya hecho el depósito por "SWAC", deberán firmar el recibo de pago correspondiente. f).- LOS EMPLEADOS en caso de alguna irregularidad o inconformidad en su pago acudirán dentro del término de TRES (3) DIAS con su Supervisor y/o Gerente de "SWAC" para que se efectúe la rectificación o aclaración que pudiere resultar pertinente. "SWAC" conviene con LOS EMPLEADOS en que esta tendrá el derecho de cambiar el día de pago cuando sus operaciones así lo requieran, dando aviso a LOS EMPLEADOS con VEINTICUATRO (24) HORAS de anticipación, por lo que LOS EMPLEADOS otorgan su consentimiento para tal efecto. 2.- VACACIONES Los EMPLEADOS gozaran de vacaciones en los términos establecidos por los artículos del 76 al 81 de la LEY, recibiendo además de sus salarios la prima del 25% que la LEY establece. "SWAC" concederá a SUS EMPLEADOS SUS vacaciones dentro de los SEIS (6) MESES siguientes a la fecha en que cumplan UN (1) AÑO de haber entrado a prestarle sus servicios, para lo cual "SWAC" llevara el padrón o índice necesario de ingresos y antigüedades y hará el rol de vacaciones y señalará las fechas en que LOS EMPLEADOS disfrutarán de las mismas. Queda convenido que "SWAC" podrá a su discreción, conceder las vacaciones cuando no interrumpan sus operaciones normales. Page 21

3. DIAS DE DESCANSO OBLIGATORIOS En cumplimiento por lo preceptuado por el Articulo 74 de LA LEY se conviene en que son días de descanso obligatorios, con goce de sueldo para LOS EMPLEADOS al servicio de "SWAC", los siguientes: I. Primero (1o.) de enero; II. El primer lunes de febrero en conmemoración del 5 de febrero; III. El tercer lunes de marzo en conmemoración del 21 de marzo; IV. Primera (1o.) de mayo; V. Dieciséis (16) de septiembre; VI. El tercer lunes de noviembre en conmemoración del 20 de noviembre; VII. Primera (1o.) de diciembre de cada seis (6) anos, cuando corresponda a la transmisión del Poder Ejecutivo Federal; VIII. El que determinen las leyes federales y locales electorales, en caso de elecciones ordinarias, para efectuar la jornada electoral; IX. Veinticinco (25) de diciembre; y, X. Viernes Santo. L. DISPOSICIONES GENERALES. 1. No se admitirán visitantes en las áreas de trabajo, sin que porten el gafete de identificación de visitante proporcionado por la administración de "SWAC". 2. Los visitantes deberán en todo momento estar acompañados por representante de "SWAC" y deberán tener motivo fundado para estar en las áreas mencionadas. 3. LOS EMPLEADOS estarán sujetos a las revisiones rutinarias de seguridad que efectúe el personal de vigilancia y seguridad de "SWAC", para asegurar que no se introduzcan objetos prohibidos a las áreas de trabajo - tales como armas, navajas, bebidas alcohólicas, drogas, etc. - o que se saquen de las mismas cualquier objeto propiedad de LA EMPRESA, o de LOS EMPLEADOS. 4. Aquellos EMPLEADOS a los cuales se les proporcionó computadora o cualquier equipo de oficina para el desempeño de sus labores, serán responsables de su cuidado y de los daños causados por uso indebido, en este caso, EL EMPLEADO será responsable del costo de su reposición. 5. En todo lo no previsto en este Reglamento Interior de Trabajo 1 las partes estarán sujetas a las disposiciones de la LEY. 6. Este Reglamento Interior de Trabajo podrá ser modificado por "SWAC' y sus EMPLEADOS, al no ajustarse sus disposiciones a LA LEY. El presente Reglamento Interior de Trabajo fue redactado, discutido, aprobado y firmado en el local de la empresa denominada SERVICIOS WORLD ACCEPTANCE Page 22

CORPARATION DE MEXICO, S. DE R. L. DE C.V., el día 16 de Febrero de 2010, en Monterrey, N. L., por todos y cada uno de LOS EMPLEADOS que actualmente prestan Servicios y será depositado ante la Junta de Conciliación y Arbitraje para su aprobación y para que surta sus efectos. El presente Reglamento Interior de Trabajo deja sin efectos cualquier otro que haya sido celebrado con anterioridad. SERVIC OS WORLD ACCEPTANCE CORPARAT ON DE MEXICO, S. DE R. L. DE C.V. Por: _________________________ LOS EMPLEADOS Page 23

1 EXHIBIT D Ley Contra las Prácticas Extranjeras de Corrupción Política de Declaración y Guía de Reconocimiento Nombre: Cargo: Departamento: Supervisor: Yo declaro que he recibido y leído la Ley Contra las Prácticas Extranjeras de Corrupción de World Acceptance Corporation (la “Política FCPA”). Estoy familiarizado (a) con la Política FCPA y las disposiciones contenidas en la misma. Tengo conocimiento de las provisiones de la Política FCPA y de las consecuencias de su incumplimiento. Igualmente entiendo que dicha política de World Acceptance Corporation, prohíbe cualquier actividad que este en violación del FCPA, y estoy de acuerdo en cumplir con la Política FCPA y las disposiciones y procedimientos que sean emitidos por World Acceptance Corporation. Sé que puedo obtener una copia de la Política FCPA del Departamento de Recursos Humanos en cualquier momento y que debo contactar a mi supervisor directo inmediatamente surjan preguntas o inquietudes. Foreign Corrupt Practices Act Policy Statement and Guide Acknowledgement Name: Title: Department: Supervisor: I have received and read the Foreign Corrupt Practices Act Policy of World Acceptance Corporation (the “FCPA Policy”). I am familiar with the FCPA Policy and the related procedures contained therein. I understand the provisions of the FCPA Policy and the consequences of its violation. I also understand that such policy of World Acceptance Corporation, prohibits any activity in violation of the FCPA, and I agree to abide by such FCPA Policy and the provisions and procedures issued by World Acceptance Corporation. I am aware that I can obtain a copy of the FCPA Policy from the Human Resources department at any time and that I should contact my direct supervisor immediately should any issues or questions arise. Por / By: Nombre / Name: Fecha / Date: